Exhibit 10.45



              KeySpan Corporate Annual Incentive Compensation Plan
               Target Performance Award Level for Fiscal Year 2007


                                                      Target Performance Award
            Named Executive Officer                     Level for Fiscal 2007
            -----------------------                     ---------------------


            Robert B. Catell                                   100%

            Gerald Luterman                                    65%

            Robert J. Fani                                     75%

            Wallace P. Parker, Jr.                             70%

            Steven L. Zelkowitz                                70%